Related party transactions	12 Months Ended
Dec. 31, 2025
Related party transactions [abstract]
Related party transactions
Note 28 - Related party transactions
Related parties are as follows:
•A person, or a close family member of such person, that has control, joint control or significant influence over a Polestar entity. Due to the Group's ownership structure, Li Shufu is the person who effectively controls the Group and its entities.
•A person who is a member of the key management of the Group, or a close family member of such person. Key management of the Group includes EMT (consisting of the CEO, the CFO, and the COO) and managing directors.
•A legal entity, controlled by a person mentioned in either of the previous two bullets, that can exercise significant influence over the Group.
•A legal entity that is a parent company, subsidiary, joint venture, associate or other company where Li Shufu owns 10% or greater interest in the voting power of the company; or
•A legal entity whose key management personnel provide services to an entity within the Group.
Prior to the merger with GGI, Polestar Group existed as a joint venture between Geely and Volvo Cars. Geely is primarily owned and operated by Li Shufu. Geely, through a combination of wholly owned and partially owned entities, owns a controlling number of equity interests in Volvo Cars. Therefore, Li Shufu, as a controlling equity interest holder in Geely, effectively controls Geely and Volvo Cars. All transactions with Geely and Volvo Cars are related party transactions.
As of December 31, 2025 and as of December 31, 2024, related parties owned 69.0% and 81.8% of the Group, respectively. The remaining were owned by external investors.
Unless specifically detailed in this footnote, all transactions with related parties are on an arm's length basis. During the years ended December 31, 2025, 2024, and 2023, the Group had related party transactions in the following functions:
Product development
The agreements in place to support the Group's product development include licenses and intellectual property, patents, R&D services, design, and technology agreements with Volvo Cars and Geely. The Group owns its developed Polestar Unique technology, which was created using purchased R&D, design services, and licenses to critical common technology from Volvo Cars and Geely. Polestar also benefits from related parties as subcontractors in certain internal technology development programs of the Group.
Product development agreements
Major product development agreements Polestar entered into with related parties during the years ended December 31, 2025, 2024, and 2023 are as follows:
Polestar 2
On January 4, 2024, October 3, 2023, November 9, 2022 and December 27, 2022, Polestar entered into amendment agreements related to the service and joint development agreements with Volvo Cars regarding the PS2 model-year updates entered on April 13, 2021. The amendment agreements both modify existing model-year fees as well as add new model-years. The fee Polestar agreed to pay Volvo Cars for model-year 2024, 2025, and 2026 updates was approximately $22,219. The fee Polestar agreed to pay Volvo Cars for model year 2022 and 2023 updates was $67,429. The fee Polestar agreed to pay Volvo Cars for model year 2021 updates was amended to approximately $34,004.
Polestar 3
On May 5, 2023 and July 10, 2023, Polestar entered into Prototype Supply Agreements for the supply of PS3 prototype and pre-series vehicles with Volvo Cars. The total fee Polestar agreed to pay Volvo Cars under these agreements was approximately $8.5 million.
On August 19, 2025, Polestar entered into a license assignment and service agreement with Volvo Cars covering certain development services and technology related to model-year updates and upgrades for the PS3 vehicle. The agreement covers model year 2026 and the fee Polestar agreed to pay Volvo Cars amounted to $94.6 million.
Polestar 4
On June 13, 2025 and December 4, 2025, Polestar entered into a Change Framework Agreement and a Change Agreement with Geely relating to certain development services and technology relating to model-year updates and upgrades for the PS4 coupé. The Change Agreement cover model year 2027 and the fee Polestar agreed to pay to Geely amount to $12.9 million. On December 26, 2025, Polestar also entered into a Change Agreement with Geely relating to certain development services and technology relating to the PS4 SUV and the fee Polestar agreed to pay to Geely is a fixed amount of $40.3 million.
On December 23, 2024, October 25, 2024, and August 14, 2024, Polestar entered into supplement and amendment agreements regarding the R&D service agreement for the development phase of the PS4 entered into on December 28, 2021. Under the supplement and amendments, Geely provided additional PS4 IP services, including modified development services, model-year updates and prototypes totaling approximately $29,219. The total fee Polestar agreed to pay, in eight installments through 2025, was approximately $368,718, calculated on time and materials under a cost-plus methodology.
On July 23, 2024, Polestar entered into a R&D service agreement for development and prototypes to be performed and supplied by Renault Korea Co. Ltd, subcontracted by Geely, and based on Geely's PMA-1 platform and GEEA2.0 electrical architecture. The service charges include a combination of fixed fees and estimated charges for the services to be provided, paid based on predefined project milestones. The total fee Polestar agreed to pay Geely through 2025 was approximately $31,090.
On March 4, 2022, Polestar entered into two technology license agreements related to the right to use Geely's PMA-1 platform and GEEA2.0 electrical architecture for the PS4 in and outside of China. Under these agreements, Polestar agreed to pay Geely a monthly license royalty fee based on the net revenue of PS4s sold each month during the vehicle's lifecycle. The agreements also include a minimum sales volume commitment for sales inside and outside of China each year during the vehicle's lifecycle. Polestar is required to pay Geely compensation for any deficit between the actual volume sold and the minimum sales volume commitment each year. Polestar also entered into a third technology license agreement with Zhejiang Zeekr Automobile Research and Development Co., Ltd ("Zeekr"), an entity controlled by Geely, related to the right to use Zeekr carry-over tophat technology in the PS4 in China. Polestar agreed to pay Zeekr a monthly license royalty fee based on the net revenue of PS4s sold each month in China during the vehicle's lifecycle. The agreement also includes a minimum sales volume commitment for China for each year during the vehicle's lifecycle. Polestar is required to pay Zeekr compensation for any deficit in China between the actual volume sold and the minimum sales volume commitment each year.
In June 2025, Polestar and Geely signed Notices on Volume Deficit Compensation for 2024 with Zeekr and Liankong, in which it was acknowledged by both parties that the compensation payable by Polestar due to the volume deficit in 2024 was not payable as the volume deficit was due to supplier issues and other delays for which Polestar was not responsible.
As discussed with Geely, on April 10, 2025, Polestar, Xingji Meizu and Polestar Times Technology entered into the agreement to terminate the Business Cooperation Agreement and cease all the Polestar Times Technology's business operation. This led to a significant reduction of Polestar's sales presence in China and, in 2025, Polestar's focus was on increasing sales in Europe, and no significant investment was made in expanding sales in China. In this context, Polestar did not meet the volume commitments under the China license agreements in 2025 and whether or not Polestar will meet them in the future is dependent on its future actions in China, principally on any decision to maintain the current small sales presence or grow the network. The treatment of 2025-2029 commitments for China is being actively negotiated between Geely and Polestar.
Polestar 5 and Polestar 6
On December 1, 2023 and February 3, 2023, Polestar amended a vehicle supply agreement with Asia Europe New Energy Vehicle Manufacturing (Chongqing) Co., Ltd. ("AECQ"), a subsidiary of Geely, related to the production of PS5 prototypes, which was originally entered into on July 26, 2022, Under the original agreement, AECQ agreed to manufacture and sell Polestar prototypes of the PS5 for a total cost of approximately $25,398 that was determined under a cost-plus methodology. On February 3, 2023, the agreement was amended to change the timing and composition of prototypes, including adding production for spare parts and components, and increased the total cost to $25,783. On December 1, 2023, the agreement was amended again for similar reasons and increased the total cost to $27,290.
On September 28, 2023, Polestar entered into a technology license agreement with Geely related to the right to use Zeekr's ZEEA2.5 and Geely's GEEA2.0 electrical architectures for the PS5. The total license fee of $31,245 is required to be paid in two installments: a payment of $14,011 that occurred in October 2023 and a payment of 17,234 to be made in 2025.
On November 29, 2023, Polestar entered into a R&D service agreement for development to be performed and supplied by Zeekr relating to the PS5. The service charges were a fixed fee for the services provided, paid based on predefined project milestones. The total fee Polestar agreed to pay Zeekr under the agreement was $5.2 million. On May 2024 Polestar entered into an Amendment Agreement to the R&D service agreement under which the parties agreed that Zeekr should provide additional development services. The fee agreed to be paid by Polestar under the Amendment Agreement was a fixed amount of $12.0 million.
Refer to Note 29 - Commitments and contingencies for details on commitments and contingencies related to product development of Polestar vehicles.
Procurement
The Group has entered into service agreements with Geely and Volvo Cars regarding the procurement of direct materials for production and the indirect procurement of material, IT and other general services not related to car components. The joint sourcing of indirect procurement activities and direct material for the Group, Volvo Cars, and Geely has allowed the companies to leverage economies of scale.
Manufacturing
The Group purchases contract manufacturing services, manufacturing and logistics engineering services, and has entered into tool sharing agreements with Volvo Cars and Geely. Manufacturing engineering includes activities related to the development of the production process (i.e., deciding which manufacturing equipment should be utilized and where equipment should be situated to ensure an efficient production process), rather than development of the vehicle itself. Logistics engineering includes activities related to the determination of how different components are delivered to the production sites. The Group outsourced the manufacturing and logistics engineering for the production processes of the PS1, PS2, and PS3 to Volvo Cars and for the production processes of the PS4 and PS5 to Geely.
Tool sharing occurs when the Group purchases production tools, together with Volvo Cars or Geely, to obtain synergies in the manufacturing processes by utilizing the same or similar tools. Polestar also enters into machinery and equipment lease arrangements as well as certain building lease agreements with Geely and Volvo Cars. Refer to Note 12 - Leases for more information on Polestar's leasing arrangements.
Manufacturing agreements
Major manufacturing agreements Polestar entered into with related parties during the years ended December 31, 2025, 2024, and 2023 are listed below.
Polestar 2
No material agreements were signed in the years ended December 31, 2025, 2024, and 2023.
Polestar 3
On September 6, 2024, Polestar and Volvo Cars entered into an agreement for the manufacturing of the PS3 in Volvo Cars' Charleston plant. PS3 is agreed to be priced based on the full cost of production plus a mark-up. The mark-up is an arm's length mark-up which is fixed during the production until end of production. Under this agreement, Polestar is committed to purchasing certain volumes of the PS3 between 2024 and 2030. In the event that Polestar's actual volumes purchased during the production period are lower than the agreed volumes, Polestar is obligated to compensate Volvo Cars for fixed costs related to the lost capacity, such as depreciation for common equipment, common type-bound tooling and equipment, and common vendor tooling.
On January 8, 2024 and January 12, 2024, Polestar and Volvo Cars entered into an agreement for the manufacturing of the PS3 in Volvo Cars' Chengdu plant for sale in and outside of China. PS3 is agreed to be priced based on the full cost of production plus a mark-up. The mark-up will be reviewed annually and adjusted in accordance to the median of the latest available benchmark procured by Volvo Cars in accordance to the "arm's length principle" between the Parties. Under this agreement, Polestar is committed to purchase specific volumes of the PS3 between 2024 and 2030. In the event that Polestar's actual volumes purchased during the production period are lower than the agreed volumes, Polestar is obligated to compensate Volvo Cars for fixed costs related to the lost capacity, such as depreciation for common equipment, common type-bound tooling and equipment, and common vendor tooling.
On December 8, 2023, Polestar entered into an asset transfer agreement with Geely under which Polestar agreed to sell Polestar unique tooling and equipment that will be used in the manufacturing of the PS3 to Geely in exchange for $156,056. This agreement was accounted for as a financing transaction instead of a sale due to the terms of the agreement and the terms of other agreements with Volvo Cars and Geely that were signed on January 8, 2024 and March 3, 2024. Refer to Note 26 - Loans and borrowings for more details. On March 3, 2024, Polestar entered into a Vendor Tooling User Right Agreement under which Polestar grant Volvo the right to use certain vendor tooling owned by Polestar for the production of the PS3 in the Charleston plant. For the user right Volvo has agreed to pay a user right fee.
On March 21, 2025 and March 20, 2025 Polestar entered into Vendor Tooling User Right Agreements under which Polestar grant Volvo the right to use certain vendor tooling owned by Polestar for the production of the PS3 in the Charleston plant. For the user right Volvo has agreed to pay a user right fee.
Polestar 4
On January 17, 2022, Polestar entered into a tooling and equipment agreement with Geely related to PS4 unique equipment, tooling, and launch costs related to the manufacturing of the PS4. Under the agreement, Geely agreed to invest a total of $60,948 for PS4 unique equipment, tooling, and launch costs on behalf of Polestar and Polestar agreed to pay Geely in seven installments at certain pre-defined milestones between contract signing and February 2024. The cost to Polestar for PS4 unique equipment and tooling is $39,371 and $21,577 for PS4 launch costs.
On November 9, 2023, Polestar entered into a framework agreement with Geely and Renault Korea Co. Ltd ("Renault Korea") related to the production of the PS4 in Renault Korea's plant in Busan, South Korea for sale in South Korea, Canada, and the U.S. Under the agreement, Polestar agreed to pay Renault Korea per vehicle produced based on a cost-plus methodology inclusive of cost components such as bill of materials, manufacturing service, long-lived asset, and outbound logistics fees. The agreement includes a purchase volume commitments for each year during the vehicle's lifecycle and Polestar is required to pay Renault Korea compensation each year if the purchase volume commitment is not met. Between signing of the agreement and 2026, Polestar, Geely, and Renault Korea are committed to invest approximately $242,000 to prepare the plant for production of the PS4. Polestar's share of the commitments that are required to be paid outside of piece price of each PS4 produced total approximately $200,000 and approximately $38,000 are required to be paid in piece price. The remaining commitment will be paid by Geely. On June 26, 2024, Polestar further entered into a production development and localization service agreement with Renault Korea detailing the payments terms of the investment and project costs with respect to milestones, with the final milestone estimated to be met in 2026.
On July 17, 2023 and July 24, 2023, Polestar entered into two manufacturing and vehicle supply agreements with Geely related to production of the PS4 in Geely's plant in Hangzhou, China for sale in and outside of China. Under the agreements, Polestar agreed to pay Geely per vehicle produced based on a cost-plus methodology inclusive of cost components such as bill of materials, manufacturing service, and outbound logistics fees. The agreements include purchase volume commitments for each year during the vehicle's lifecycle. Polestar is required to pay Geely compensation for the deficit between the actual volume purchased during the year and 90% of Polestar's fixed reserved volume for the year. Polestar's fixed reserve volume for each year is negotiated and agreed upon in November of the prior year. On October 1, 2024 and October 8, 2024, supplemental agreements modified the cost components that affect the vehicle price.
In June 2025, Polestar and Geely signed Notices on Volume Deficit Compensation for 2024, in which it was acknowledged by both parties that a portion of the compensation payable by Polestar due to the volume deficit in 2024 was not payable as the volume deficit was due to supplier issues and other delays for which Polestar was not responsible. As a result, as of December 31, 2025, Polestar recognized a reversal of $29,779 under cost of sales. The remaining amount of $15,265 previously recorded under cost of sales was waived by Geely and recognized as other contributed capital.
On August 25, 2025, Polestar entered into an asset transfer agreement with Geely under which Polestar agreed to sell Polestar unique tooling and equipment that will be used in the manufacturing of the PS4 to Geely in exchange for $75.7 million. This agreement was accounted for as a financing transaction instead of a sale due to the nature of the assets sold, the relationship between seller and buyer and related agreements between the parties. For more details, refer to Note 26 - Loans and borrowings.
Polestar 5 and Polestar 6
On December 20, 2023 and September 15, 2023, Polestar entered into a memorandum of understanding and framework services agreement with Asia Europe New Energy Automobile Manufacturing (Chongqing) Co. Ltd. ("AECQ"), a subsidiary of Geely, related to the setup of plant operation services for manufacturing of the PS5 and PS6. Refer to Production of the PS5 and PS6 for details on the memorandum of understanding agreement.
On August 25, 2025, Polestar entered into an asset transfer agreement with Geely under which Polestar agreed to sell Polestar unique tooling and equipment that will be used in the manufacturing of the PS4 to Geely in exchange for $148.0 million. This agreement was accounted for as a financing transaction instead of a sale due to the nature of the assets sold, the relationship between seller and buyer and related agreements between the parties. For more details, refer to Note 26 - Loans and borrowings.
Refer to Note 29 - Commitments and contingencies for details on commitments and contingencies related to manufacturing of Polestar vehicles.
Production of the PS5 and PS6
Production of the PS5 and PS6 is intended to occur in a manufacturing plant owned by Geely, via its AECQ subsidiary, in Chongqing, China. During the year ended December 31, 2021, Polestar and Geely established a steering committee to oversee decisions relevant to the plant, including planning, design, construction, engineering management of the plant. Following the establishment of the steering committee, Polestar began providing digital, human resources, indirect procurement, finance, logistics, plant management, blue collar launch, product launch, and plant launch services (collectively, the "Plant Operation Services") related to the setup of Geely's plant. Since the year ended December 31, 2021 and prior to December 20, 2023, these services were provided to Geely without an agreement of commercial and legal terms (i.e., a contract) between Polestar and Geely, resulting in Polestar providing the Plant Operation Services to Geely at its own risk and without rights to consideration from Geely. All costs incurred by Polestar during the years ended years ended December 31, 2025, 2024, and 2023 that were associated with providing the Plant Operation Services were expensed as incurred under their respective functional line items in the Consolidated Statement of Loss and Comprehensive Loss.
On December 20, 2023, Polestar and Geely entered into an agreement under which Geely agreed to compensate Polestar for the Plant Operation Services provided by Polestar during the years ended December 31, 2025, 2024, and 2023. The consideration received by Polestar upon signing of the service agreement amounted to $25,202 in the year ended December 31, 2025 and was calculated utilizing a cost-plus methodology. During the year ended December 31, 2025, the consideration received by Polestar upon providing plant operation services in 2025 amounted to $666. The consideration received was recognized in Other operating income in the Consolidated Statement of Loss and Comprehensive Loss for the year ended December 31, 2025.
Sales and distribution
For the years ended December 31, 2025, 2024, and 2023, the Group sold software technology, vehicles, prototype engines and carbon credits to Geely and Volvo Cars. The Group leverages Volvo Cars sales and services network for go-to-market strategies and dealer support to assist with tasks, which include agreements related to distribution and outbound logistics, delivery of vehicles and other products and global customer service. In 2023, the Group had new agreements in place to begin selling vehicles and services to Polestar Times Technology, a strategic joint venture for the China market with the technology company Xingji Meizu. Polestar leverages Xingji Meizu software and consumer electronics hardware development to strengthen Polestar's offer in the China market. In 2025, the Group entered into an agreement with Xingji Meizu to terminate commercial operations of its investment in Polestar Times Technology and to transfer the distribution rights related to Polestar-branded vehicles in China back to Polestar. Refer to Note 10 - Investment in associates for more information regarding the agreements with Polestar Times Technology.
The Group sells vehicles to Volvo Cars and end customers while end customers can choose to finance the vehicles via Polestar's related party, Ziklo Bank AB.
Polestar and Volvo Car Financial Services US LLC, doing business as Polestar Financial Services ("PFS"), entered into residual value guarantee agreements with Bank of America, National Association ("BANA"), a third party, in the U.S. BANA sought to obtain economic protection against degradation in the residual value of leased vehicles it funds, and Polestar agreed to provide such protection as a service for a fee.
Information technology
While Polestar has its own information technology ("IT") department, Polestar operates in a shared IT environment with Volvo Cars and has service and software license agreements related to the support, maintenance, and operation of IT processes. These IT services include resource planning systems, operations, infrastructure, networking, communications, collaboration, integration, and application hosting.
Financing
Polestar maintains long-term borrowing with the related parties Geely, Volvo Cars and Volvo Cars Financial Services UK, including convertible instruments and borrowings collateralized by tooling. For details of the contracts, refer to Note 26 - Loans and borrowings.
Other support
The Group has various other related party agreements in place with Volvo Cars. These are primarily service agreements that relate to support for corporate or back-office functions, including human resources, legal, accounting, and logistics. Human resources support services relate to activities associated with payroll administration, training and workforce administration. Legal support services include routine work associated with patent and brand registrations and competition law. Accounting support services include statutory finance administration, accounting, and financial reporting for sales units.
As the PS2 is manufactured at Volvo Cars' Taizhou plant and the PS3 is manufactured at Volvo Cars' Chengdu and Charleston plants, Volvo Cars are responsible for inbound logistics and Polestar outsources the related outbound logistics to Volvo Cars. As the PS4 is manufactured at Geely's Hangzhou Bay plant, Geely is responsible for inbound logistics. Inbound logistics relate to supplier shipments to various production sites; outbound logistics relate to the transport of vehicles to end customers. The Group outsources customs handling to Volvo Cars as it does not currently have its own customs department. Warranty claims handling is also outsourced to Volvo Cars.
Sale of goods, services and other
Related party revenue transactions relate to product development and sales and distribution agreements discussed above. These transactions are comprised of sales of products and related goods and services, sales of software technology and performance engineered kits, sales of carbon credits and sales of prototype engines. The total revenue recognized from each related party is shown in the table below:

	For the year ended December 31,
	2025	2024	2023
Volvo Cars	217,885	101,299	86,460
Ziklo Bank AB	95,864	107,553	46,319
Polestar Times Technology	38,543	67,451	—
Other related parties	—	10	5,895
Total revenue from related parties	352,292	276,313	138,674
% of total revenue	11.5%	13.6%	5.9%
Purchases of goods, services and other
Purchases from related parties include agreements related to product development, procurement, manufacturing, IT, and other support (specifically, inbound and outbound logistics) agreements discussed above. These agreements include work in progress and finished goods, including Polestar 2 vehicles purchased from Volvo Cars' factory in Taizhou, China, Polestar 3 vehicles purchased from Volvo Cars' factories in Chengdu China and Charleston U.S., and PS4 vehicles purchased from Geely's Hangzhou Bay factory in Ningbo, China and Renault Koreas factory in Busan South Korea. Purchases and their related payables were from Volvo Cars and Geely subsequent to this event. Inventory cost of the Group is comprised of all costs of purchase, production charges and other expenditures incurred in bringing the inventory to its present location and condition.
Additionally, purchases from related parties include administrative costs associated with service agreements with Volvo Cars that relate to corporate or back-office functions. IT service and software related agreements are also included in administrative costs.
The total purchases of goods, services and other for each related party is shown in the table below:

	For the year ended December 31,
	2025	2024	2023
Volvo Cars	1,298,933	1,330,998	2,341,970
Geely	1,199,505	877,908	252,888
Other related parties	18,771	13,204	7,693
Total	2,517,209	2,222,110	2,602,551
Cost of R&D and intellectual property
Polestar has entered into agreements with Volvo Cars and Geely regarding the development of technology leveraged in the development of the PS1, PS2, PS3, and PS4. The Group is in control of the developed product either through a license or through ownership of the IP and the recognized asset reflects the relevant proportion of Polestar Group's interest. The recognized asset associated with these agreements as of December 31, 2025 was $489,904, of which acquisitions attributable to 2025 were $215,721. As of December 31, 2024, the recognized asset associated with these agreements was $865,055, of which acquisitions attributable to 2024 were $116,301.
Related parties' balances
Amounts due to related parties include transactions from agreements associated with purchases of intangible assets, sales and distribution, procurement, manufacturing and other support from Volvo Cars and Geely. Amounts due from related parties include transactions related to the sales of products and related goods and services, sales of software technology and performance engineered kits, sales of carbon credits and sales of prototype engines discussed above. The amounts recorded in the following respective line items are presented in their corresponding explanatory notes Note 18 - Trade receivables and other receivables, Note 26 - Loans and borrowings, Note 12 - Leases, Note 20 - Other assets, Note 23 - Trade payables, Note 24 - Accrued expenses and Note 25 - Other liabilities to these Consolidated Financial Statements.

	As of December 31, 2025
	Volvo Cars	Geely[1]	Polestar Times Technology	Other related parties	Total
Amounts due from related parties
Trade receivables and other receivables[2]	104,996	77,017	29	15,755	197,797
Other assets	—	2,834	—	—	2,834
Total	104,996	79,851	29	15,755	200,631
Amounts due to related parties
Loans and borrowings	(1,020,230)	(935,440)	—	(65,994)	(2,021,664)
Trade payables	(497,386)	(492,808)	—	(1,807)	(992,001)
Accrued expenses	(160,522)	(88,713)	(53)	(4,851)	(254,139)
Lease liabilities	(72,821)	—	—	—	(72,821)
Other liabilities	(8,098)	—	—	(3,484)	(11,582)
Total	(1,759,057)	(1,516,961)	(53)	(76,136)	(3,352,207)
1 - Under the PS4 technology license agreements and manufacturing and vehicle supply agreements signed between Polestar and Geely entities, Polestar agreed to pay Geely compensation if it did not meet minimum sales volumes established in the agreements. In 2024 there was a volume deficit and, as of December 31, 2024, Polestar recognized an accrued expense of $7,647 and $37,397 for the technology license agreements and manufacturing and vehicle supply agreements respectively. In June, 2025, Polestar and Geely signed Notices on Volume Deficit Compensation for 2024 in which it was acknowledged by both parties that a portion of the compensation was not payable by Polestar as it was related to volume deficit which was due to supplier issues and other delays for which Polestar was not responsible. As a result, as of December 31, 2025, Polestar recognized a reversal of other cost of sales of $29,779. The remaining amount of $15,265 was waived by Geely and recognized as other contributed capital.
2 - In 2025, the Group recognized an impairment loss of $4,457 under the expected credit loss model on trade receivables from a related party, in connection with PS5‑related asset sales.

	As of December, 31, 2024
	Volvo Cars	Geely	Polestar Times Technology	Other related parties	Total
Amounts due from related parties
Trade receivables and other receivables	21,713	42,316	3,445	13,209	80,683
Other assets	—	2,713	—	—	2,713
Total	21,713	45,029	3,445	13,209	83,396
Amounts due to related parties
Loans and borrowings	(1,022,746)	(402,539)	—	(55,343)	(1,480,628)
Trade payables	(430,828)	(357,984)	(1)	(1,733)	(790,546)
Accrued expenses	(79,470)	(143,066)	(10,015)	(3,997)	(236,548)
Lease liabilities	(73,430)	—	—	—	(73,430)
Other liabilities	(37,269)	—	—	(2,375)	(39,644)
Total	(1,643,743)	(903,589)	(10,016)	(63,448)	(2,620,796)
Incentives to key management personnel
During the year ended December 31, 2019, Volvo Cars provided an equity based incentive program to certain members of the Group's management team (the "Polestar Incentive Plan"). The Polestar Incentive Plan was launched to incentivize the retention of key personnel with pivotal roles in the development of the Group into a successful stand-alone company. Each participant was offered to purchase shares in PSINV AB, a subsidiary of Volvo Cars, which in turn owned shares in Polestar Automotive Holding Limited and hence the participants were indirectly minority owners of the Group. The investment was made at fair market value in accordance with an external valuation.
In total 38,125 shares were acquired by the participants, which corresponded to an indirect ownership in the Group of 0.16 percent. Management evaluated the Polestar Incentive Plan to determine whether it qualified as an equity-settled share-based payment transaction within the scope of IFRS 2, as the participants receive shares of equity in exchange of their investment and more than one entity was involved in delivering the benefit to the participants. Given that the Group does not receive identifiable or unidentifiable goods or services in exchange for the equity purchase of PINSV AB, the transaction is not within the scope of IFRS 2. Furthermore, the Polestar Incentive Plan is in agreement with Volvo Cars and individual members of the Group's prior EMT, as participants were given the option to purchase equity shares in PSINV AB being an entity outside the Group. Therefore, the Polestar Incentive Plan is not a share-based payment transaction in the scope of IFRS 2 and there is no financial statement impact on the Group.
As a consequence of the listing of Polestar Automotive Holding UK Limited on the Nasdaq Stock Exchange in June 2022 and in accordance with the terms of the Polestar Incentive Program, Volvo Cars was obliged to repurchase the participants shares in PSINV AB at fair market value. Each participant was thereafter obliged to reinvest the net proceeds received (repurchase amount less an amount corresponding to the effective tax rate on capital gains in the participants jurisdiction) in shares in Polestar Automotive Holding UK Limited directly on the open market. The purchased shares were subject to a 180 days' lock-up period.
Refer to Note 8 - Employee benefits for details on compensation and termination benefits to the EMT and managing directors at the Group's sales units.
Asset disposals
In December 2022, Polestar committed to a plan to sell, to Geely, its Chengdu manufacturing plant held by PSNEV. In July 2023, there was a change in the amount classified as held for sale to include an immaterial amount of other current assets and liabilities along with $85,542 of an intercompany receivable, held by PSNEV, which was not settled prior to the sale of the asset group. Geely agreed to purchase the intercompany receivable as part of the sale, resulting in a change in the asset grouping. The inclusion of these additional assets and immaterial liabilities formed a group of assets and did not meet the definition of a business as defined by IFRS 3.
On August 1, 2023, the Group completed the sale of the asset group to Geely. Upon disposal of the asset group, cumulative foreign exchange losses of $6,636 were reclassified from equity to profit or loss as part of the gain on disposal. The derecognition of the asset group previously classified as held for sale, including the modification to include accounts receivable, resulted in a total gain of $16,334. The gain is reflected within other operating income on the Consolidated Statement of Loss and Comprehensive Loss. The sale of PSNEV represented a common control transaction because (1) PSNEV did not meet the definition of a business at the time of the transaction, (2) the ultimate control of PSNEV was the same before and after the transaction, and (3) control of PSNEV was not transitory.